UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2006

LID HAIR STUDIOS INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Date of Report (Date of earliest event reported): October 6, 2006

Nevada	333-132120	20-2718075
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

939 Davie Street, Vancouver, British Columbia, Canada V6Z 1B9
(Address of principal executive offices)

Telephone: 604-628-4658
(Principal office)

Belford Enterprises, Inc.
(Former name, former address and former fiscal year, if changed since last report)

Incorp Services, Inc.
3155 East Patrick Lane, Suite 1, Las Vegas, Nevada 89120-3481 Telephone: (800) 246-2677
(Name, address and telephone number for Registered Office and Agent for Service)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|      Written communications pursuant to Rule 425 under the  Securities Act (17 CFR 230.425)

|_|      Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|      Pre-commencement  communications  pursuant to Rule  14d-2(b)  under the Exchange Act (17 CFR 240.14d-2(b))

|_|      Pre-commencement  communications  pursuant to Rule  13e-4(c)  under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Statement

Effective immediately the Board of Directors of the Company has agreed to change its auditors as a result of Staley, Okada & Partners, Chartered Accountant, the company’s principal independent accountant, merger with PriceWaterhouseCoopers LLP.

Item 4.01 Change in Auditors

In August 2006, Staley, Okada & Partners, Chartered Accountants, the principal independent accountant, of Lid Hair Studios International, Inc. (formerly Belford Enterprises, Inc.), a company organized under the laws of the State of Nevada, informed the Company of their pending merger and requested termination of services with the Company. Staley, Okada & Partners, Chartered Accountants agreed to remain on record as auditor until the Company engaged a new principal independent accountant. On October 2, 2006, the Company terminated its relationship with Staley, Okada & Partners, Chartered Accountants.

During the Company’s first fiscal year ended May 31, 2005 and subsequent interim periods preceding the termination of Staley, Okada & Partners, Chartered Accountants, there were no disagreements with Staley, Okada & Partners, Chartered Accountants  which were not resolved on any matter concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Staley, Okada & Partners, Chartered Accountants would have caused Staley, Okada & Partners, Chartered Accountants  to make reference to the subject matter of the disagreements in connection with its report.  Staley, Okada & Partners, Chartered Accountants as the Company’s principal independent accountant, did not provide an adverse opinion or disclaimer of opinion to the Company’s financial statements for the year ended May 31, 2005, nor modify its opinion as to uncertainty, audit scope or accounting principles.  The audit report for the year ended May 31, 2005 included an explanatory paragraph with respect to uncertainty as to the Company’s ability to continue as a going concern.

On October 2, 2006, the board of directors of the Company approved and authorized the engagement of Schumacher & Associates, Inc., 2525 15th Street, Suite 3H, Denver, CO 80211, as the principal independent accountant for the Company.  In addition, effective October 2, 2006, the Company selected Schumacher & Associates, Inc., 2525 15th Street, Suite 3H, Denver, CO 80211 as the independent public accountants for the Company for the fiscal year ending May 31, 2006.

EXHIBIT INDEX

Number                   Exhibit
16.1                        Letter on Change of Certifying Accountant

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                           LID HAIR STUDIOS INTERNATIONAL, INC.
                                                                                          (Registrant)

Date: October 6, 2006                                                       /s/ Eric Steven Anderson
                                                                                          Chief Executive Officer